Exhibit 4.3

SUBORDINATION AGREEMENT

This SUBORDINATION AGREEMENT (this “Agreement”), dated as of August 15, 2006, is entered into by and among BRICOLEUR PARTNERS, L.P., a California limited partnership, BRICOLEUR ENHANCED, L.P., a Delaware limited partnership, BRIC 6, L.P., a Delaware limited partnership, BRICOLEUR OFFSHORE LTD., an entity governed under the laws of the British Virgin Islands, and BRIC RETAIL L.P., a Delaware limited partnership (each of the foregoing entities is sometimes individually referred to herein as a “Subordinate Creditor” and collectively as “Subordinate Creditors”), METROPARK USA, INC., a Delaware corporation, formerly known as Santa Barbara Street Asylum, Inc. (“Borrower”), and IRWIN UNION BANK, F.S.B. (“Senior Creditor”), with reference to the following facts:

R E C I T A L S

A.    Borrower has previously executed and delivered to Subordinate Creditors, BRICOLEUR ENHANCED OFFSHORE LTD., an entity governed under the laws of the British Virgin Islands (“BEOLTD”), and BRICOLEUR PARTNERS II, L.P., a Delaware limited partnership (“BPIILP”) (Subordinate Creditors together with BEOLTD and BPIILP are sometimes collectively referred to herein as “Original Subordinate Creditors”) (i) those certain Unsecured Subordinated Promissory Notes, each dated December 17, 2003 (as they may have been renewed, extended or rearranged, are sometimes collectively referred to herein as the “Original Subordinate Notes” and individually as a “Original Subordinate Note”), in the original principal amounts indicated on Schedule 1 attached hereto, and (ii) those certain Warrants to Purchase Shares of Common Stock of Santa Barbara Street Asylum, Inc. Expiring December 17, 2013 (such Warrants are sometimes collectively referred to herein as the “Original Warrants” and individually as an “Original Warrant”). The Original Subordinate Notes and the Original Warrants were issued pursuant to a Note and Warrant Purchase Agreement of even date with the Subordinate Notes (as it may have been amended, supplemented or restated, the “Note Purchase Agreement”) between Borrower, on the one hand, and Original Subordinate Creditors, on the other hand.

B.    Original Subordinate Creditors have previously assigned their respective Original Subordinate Notes and Original Warrants to Subordinate Creditors pursuant to those certain Assignment Agreements, copies of which are attached hereto as Exhibit A.

C.    In connection with the assignments described in Recital B above, each Original Subordinate Creditor has returned to Borrower its Original Subordinate Note and Original Warrant for cancellation and Borrower has issued to each Subordinate Creditor (i) an Amended and Substituted Unsecured Subordinated Promissory Note, each dated August 15, 2006 (as they may have been renewed, extended or rearranged, are sometimes collectively referred to herein as the “Subordinate Notes” and individually as a “Subordinate Note”), in the original principal amounts indicated on Schedule 2 attached hereto, and (ii) an Amended and Substituted Warrant to Purchase Shares of [ Metropark USA, Inc. ] Expiring December 17, 2013 (such Warrants are sometimes collectively referred to herein as the “Warrants” and individually as a “Warrant”).

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D.     Borrower is concurrently herewith executing and delivering to Senior Creditor that certain Secured Promissory Note, dated as of even date herewith (the “Senior Note”), in the original principal sum of Four Million Dollars ($4,000,000). The Senior Note has been issued pursuant to that certain Credit Agreement of even date with the Senior Note (the “Senior Credit Agreement”) between Borrower and Senior Creditor.

E.     As a condition to its advancing funds to Borrower, Senior Creditor has required that Borrower’s obligations under the Subordinate Notes, the Warrants and the Note Purchase Agreement be subordinated to Borrower’s obligations under the Senior Credit Agreement and the Senior Note.

F.     Borrower and Subordinate Creditors now agree to subordinate the payment and performance of the Subordinate Notes, the Warrants, and the Note Purchase Agreement to the payment and performance of the Senior Note and the Senior Credit Agreement, all as set forth in the succeeding provisions of this Agreement (which shall control over any conflicting or inconsistent recitals above).

A G R E E M E N T S

In consideration of the premises and the mutual agreements herein set forth, Borrower and Subordinate Creditors hereby agree as follows:

1.     Defined Terms. As used in this Agreement, the following terms shall have the respective meanings indicated:

“ACH Transactions” means any cash management or related services (including the Automated Clearing House processing of electronic fund transfers through the direct Federal Reserve Fedline system) provided by Senior Creditor for the account of Borrower.

“Bank Product” means any financial accommodation extended to Borrower by Senior Creditor including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) transactions under Hedge Agreements.

“Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by Borrower to Senior Creditor pursuant to, arising out of or evidenced by any Bank Product and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

“Debt” is used in this Agreement in its broadest and most comprehensive sense and shall mean all present and future indebtedness of Borrower which may be, from time to time, directly or indirectly incurred by Borrower, including, but not limited to, any negotiable instruments evidencing the same, and all guaranties, debts, demands, monies, indebtedness, liabilities, and obligations owed or to become owing, including interest, principal, costs, and other charges, and all monetary claims, rights, causes of action, judgments, decrees, remedies, or other obligations for the payment of money of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, or by operation of law.

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“Hedge Agreement” means any and all agreements or documents now existing or hereafter entered into by Borrower that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations or commodity prices.

“Margin” (i) with reference to the Subordinate Debt, has the meaning of “Applicable Rate” as defined in the Subordinate Notes, and (ii) with reference to the Senior Debt, has the meaning of “Prime Lending Rate Margin” as defined in the Senior Credit Agreement.

“Prohibited Modification” means any Refinancing or modification to any of the Subordinate Loan Documents that would do any of the following:

(1)     increase the principal amount of the Subordinate Debt in excess of the amount permitted under the Senior Credit Agreement;

(2)     increase the Margin or similar component of the interest rate or yield provisions applicable to the Subordinate Debt (excluding increases resulting from the accrual of interest at the default rate) unless the Margin or similar component of the interest rate with respect to the Senior Credit Agreement is increased by an equivalent amount;

(3)     change or add any default or Event of Default thereunder in a manner adverse to Borrower (other than to eliminate any such Event of Default or increase any grace period related thereto or otherwise make such Event of Default or condition less restrictive or burdensome on Borrower);

(4)     change (to earlier dates) any dates upon which payments of principal or interest are due thereon;

(5)     change the prepayment provisions thereof;

(6)     increase materially the obligations of Borrower to pay money to the Subordinate Creditors or to confer any additional material rights involving the payment of money by Borrower to the Subordinate Creditors (or a representative on their behalf) which would be adverse to Borrower or Bank; or

(7)     contravene the provisions of this Agreement.

“Refinance” shall mean, in respect of any Debt, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other Debt, in exchange or replacement for, such Debt in whole or in part. “Refinanced” and “Refinancings” shall have correlative meanings.

“Series A Financing Documents” has the meaning given to such term in the Note Purchase Agreement.

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“Senior Debt” shall mean all Debt now existing or hereafter created of Borrower to Senior Creditor, whether direct or indirect, primary or secondary, joint or several, fixed or contingent and whether originally payable to Senior Creditor or to a third party and subsequently acquired by Senior Creditor, and whether evidenced by note, application for or agreement for reimbursement of advance under letter of credit, open account, overdraft, indorsement, surety agreement, guaranty or otherwise, including, without limitation, all indebtedness evidenced by the Senior Note and, subject to Section 6 below, all renewals, extensions, rearrangements, refundings, modifications and Refinancings of the Senior Note, and all Debt arising under or incurred pursuant to the Senior Credit Agreement and/or any Senior Loan Document, as any of the foregoing may be amended, restated or Refinanced from time to time. The Senior Debt shall include amounts accruing subsequent to the filing of any bankruptcy, receivership, insolvency or like petition. Without limiting the generality of the foregoing, Senior Debt shall include all obligations for fees, to indemnify, to reimburse for expenses and to reimburse for advances (whether for the payment of taxes, insurance premiums, the preservation or protection of property or the title thereto or for any other reason) and all Bank Product Obligations. Notwithstanding the foregoing, the principal portion of any Debt owing by Borrower to Senior Creditor in excess of $4,000,000 shall not constitute Senior Debt for purposes of this Agreement.

“Senior Loan Document” has the meaning of “Loan Document” set forth in the Senior Credit Agreement.

“Subordinate Debt” shall mean all Debt now existing or hereafter created of Borrower to Subordinate Creditors (or any of them), whether direct or indirect, primary or secondary, joint or several, fixed or contingent and whether originally payable to Subordinate Creditors (or any of them) or to a third party and subsequently acquired by Subordinate Creditors (or any of them), and whether evidenced by note, application for or agreement for reimbursement of advance under letter of credit, open account, overdraft, indorsement, surety agreement, guaranty or otherwise, including, without limitation, all Debt evidenced by the Subordinate Notes (or any of them) and all renewals, extensions, rearrangements, refundings and modifications of the Subordinate Notes (or any of them), and all Debt arising under or incurred pursuant to the Note Purchase Agreement, the Warrants (or any of them), the Series A Financing Documents (or any of them), and/or any other agreement, instrument or document executed or delivered in connection therewith, as any of the foregoing may be amended or restated from time to time.

“Subordinate Loan Documents” means, collectively, the Subordinate Notes, the Warrants, the Series A Financing Documents, the Note Purchase Agreement and any other agreement, instrument or document existing in connection with the Subordinate Debt.

2.     Subordination of Subordinate Debt.

(a)     Unless and until all Senior Debt shall have been fully paid in cash and satisfied, and the obligation of Senior Creditor to make any further loans or advances to Borrower pursuant to the Senior Credit Agreement shall have ceased and terminated, Subordinate Creditors will not, except as otherwise provided in Section 2(b) hereof, (i) ask, demand, sue for, take or receive, or retain, from Borrower or any other person or entity, by setoff or in any other manner, payment of all or any part of the Subordinate Debt, (ii) forgive, cancel or discharge, or permit to be converted into any evidence of equity or ownership, any of the Subordinate Debt,

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(iii) ask, demand or receive any security for the Subordinate Debt, (iv) make any Prohibited Modification to any Subordinate Loan Document, or (v) declare the Subordinate Debt due and payable by reason of any default or for any other reason, or bring or join with any creditor in bringing any proceeding against Borrower under any bankruptcy, reorganization, readjustment or arrangement of debt, suspension of payments, receivership, liquidation or insolvency or similar law or statute now or hereafter in effect (“Proceedings”). Each Subordinate Creditor hereby directs Borrower to make, and Borrower hereby agrees to make, such prior payment of the Senior Debt to Senior Creditor.

(b)     Notwithstanding the foregoing, (i) Borrower may make regularly scheduled payments (but no prepayments) of interest (but not principal) due on the Subordinate Notes, provided that on the date of the proposed payment, no Event of Default has occurred and is continuing or will result from the making of such payment, and (ii) each Subordinate Creditor shall be permitted to exercise any of its non-monetary rights (i.e., any right that does not involve the payment of money by Borrower to a Subordinate Creditor) under its Warrant and/or any other Subordinate Loan Document. Upon the occurrence of an Event of Default and upon written notice thereof given to Borrower and Subordinate Creditors by Senior Creditor or its representative, then, unless and until such Event of Default shall have been cured by Borrower or waived by Senior Creditor, no payments shall be made by Borrower with respect to the principal of or interest on the Subordinate Notes.

3.     Rights in Proceedings.

(a)     Upon any distribution of the assets of Borrower in connection with any dissolution, winding up, liquidation or reorganization of Borrower (whether in Proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower or otherwise), Senior Creditor shall first be entitled to receive payment in full of all Senior Debt before Subordinate Creditors shall be entitled to receive any payment in respect of the Subordinate Debt. Upon any such dissolution, winding up, liquidation or reorganization, any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, to which Subordinate Creditors would be entitled except for the provisions of this Agreement (including any such payment or distribution which may be payable or deliverable by virtue of the provisions of any securities which are subordinated as junior in right of payment to the Subordinate Debt) shall be made by the liquidating trustee or Senior Creditor or other persons making such payment or distribution (whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise) (a “Paying Party”), or if received by any Subordinate Creditor, by such Subordinate Creditor, directly to Senior Creditor, to the extent necessary to pay in full the Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to. Senior Creditor. Each Subordinate Creditor hereby authorizes and directs each Paying Party to pay over to Senior Creditor upon demand by Senior Creditor, all such payments or distributions without the necessity of any inquiry as to the status or balance of the Senior Debt, and without further notice to or consent of such Subordinate Creditor. In furtherance of the foregoing, but not by way of limitation thereof, in the event Borrower is subject to any Proceeding, with the result that Borrower is excused from the obligation to pay all or part of the interest otherwise payable in respect of the Senior Debt during the period subsequent to the commencement of any such Proceeding, each Subordinate Creditor agrees that all or such part of such interest, as the case may be, shall be payable out of, and to that extent diminish and be at the expense of, reorganization dividends or distributions in respect of the Subordinate Debt.

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(b)    Each Subordinate Creditor hereby irrevocably authorizes and empowers Senior Creditor to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor, to execute, sign, endorse, transfer and deliver any and all receipts and instruments, and to file claims and take such other proceedings related thereto, all in the name of such Subordinate Creditor, or otherwise, as Senior Creditor may deem necessary or advisable for the enforcement of this Agreement, but Senior Creditor has no obligation to do so. Each Subordinate Creditor hereby (i) agrees duly and promptly to take such action as may be required by Senior Creditor to collect the Subordinate Debt and/or to file appropriate proofs of claim in respect of the Subordinate Debt, (ii) authorizes and empowers Senior Creditor to vote the full amount of the Subordinate Debt in any bankruptcy, reorganization or similar proceeding affecting Borrower and in any meeting of creditors of Borrower, (iii) agrees to execute and deliver to Senior Creditor or its representatives on demand such powers of attorney, proofs of claim and other instruments as may be requested by Senior Creditor or its representatives in order to enable Senior Creditor to enforce any and all claims upon or with respect to the Subordinate Debt, to collect and receive any and all such payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinate Debt, and to vote. the full amount of the Subordinate Debt in any proceeding or meeting referred to in clause (ii) of this subparagraph (b).

(c)    In the event any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, and whether or not pursuant to any dissolution, winding up, liquidation or reorganization, not permitted by or in accordance with the provisions of this Agreement shall be received by any Subordinate Creditor, such payment or distribution to such Subordinate Creditor shall not be commingled with other funds and shall be held in trust for the benefit of, and shall be paid over or delivered to, Senior Creditor , or to its representative, in precisely the form received (except for the endorsement or assignment of such Subordinate Creditor where necessary). In the event of any failure by any Subordinate Creditor to make any such endorsement or assignment, Senior Creditor is hereby irrevocably authorized to make same.

4.    No Subrogation. Notwithstanding the terms and provisions of this Agreement, Subordinate Creditors shall not be entitled to be subrogated to any of the rights of Senior Creditor against Borrower or any other person or entity, or any Senior Liens or other collateral security or rights of offset held by any Senior Creditor for the payment of the Senior Debt, nor shall Subordinate Creditors have any right of indemnity, reimbursement or contribution against Borrower or any other person or entity for any payment of the Senior Debt, and each Subordinate Creditor hereby expressly waives each and every such right of subrogation, indemnity, reimbursement and contribution.

5.    No Third Party Beneficiaries. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of Subordinate Creditors and Senior Creditor, and are solely for the benefit of Senior Creditor and may not be relied upon or enforced by any party other than Senior Creditor, and nothing contained in this Agreement is intended to or shall impair the

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obligation of Borrower, which is unconditional and absolute, to pay to Subordinate Creditors the principal of and interest on the Subordinate Debt as and when the same shall become due and payable in accordance with its terms, to affect the relative rights of Subordinate Creditors and creditors of Borrower other than Senior Creditor or to waive, change or remove any obligation of Borrower under the Subordinate Loan Documents that does not involve the payment of money by Borrower to a Subordinate Creditor.

6.    Actions With Respect to Senior Debt. Senior Creditor may, at any time and from time to time, without the consent of or notice to Subordinate Creditors, and without impairing or releasing the obligations of Subordinate Creditors hereunder (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, the Senior Debt or the security therefor, or otherwise amend in any manner the Senior Note, the Senior Credit Agreement and/or any other Senior Loan Documents, subject in all cases to the last sentence in the definition of “Senior Debt” set forth in Section 1 of this Agreement; provided that no such amendment shall increase the Margin or similar component of the interest rate or yield provisions applicable to the Senior Debt (excluding increases resulting from the accrual of interest at the default rate) by more than 200 basis points without the approval of the Borrower and the Subordinate Creditors; (ii) exercise or refrain from exercising any rights against Borrower and others; (iii) apply any sums by whomsoever paid or however realized to the Senior Debt; (iv) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property whatsoever and by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt; (v) release anyone liable in any manner for the payment or collection of any Senior Debt; and (vi) settle or compromise all or any part of the Senior Debt, and subordinate the payment of any part of the Senior Debt to the payment of any other indebtedness (including any other part of the Senior Debt). No invalidity, irregularity or unenforceability of all or any part of the Senior Debt or of any of the Senior Liens shall affect, impair or be a defense to this Agreement.

7.    Subordinate Creditors’ Representations, Warranties and Covenants. Each Subordinate Creditor represents, warrants and covenants that:

(a)    Such Subordinate Creditor is the type of legal entity indicated in the preamble hereof and is duly organized and existing under the laws of its state of organization and has the power and authority to own its own properties and assets, and to transact the business in which it is engaged, and is properly licensed, qualified to do business and in good standing in every jurisdiction where the conduct of its business requires it to be so qualified.

(b)    The execution, delivery and performance of this Agreement are within such Subordinate Creditor’s powers, are not in conflict with the terms of the constituent documents of such Subordinate Creditor, and do not result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which such Subordinate Creditor is a party or by which such Subordinate Creditor is bound or affected. There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on any Subordinate Creditor which would be contravened by the execution, delivery, performance or enforcement of this Agreement.

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(c)    Each Subordinate Creditor has taken all corporate or limited partnership action, as applicable, necessary to authorize the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby and thereby. Upon its execution and delivery, this Agreement will constitute legal, valid and binding agreements and obligations of each Subordinate Creditor enforceable against such Subordinate Creditor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, and similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

(d)    No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with Subordinate Creditors’ execution, delivery and performance of this Agreement, or Senior Creditor’s enforcement of this Agreement.

(e)    No liens, security interests or assignments exist to secure any Subordinate Debt, and no liens, security interests or assignments will arise or will be taken in the future to secure any Subordinate Debt.

(f)    All of the Original Subordinate Notes and the Original Warrants have been cancelled, and there are no other debt or equity instruments issued and outstanding pursuant to the Note Purchase Agreement other than the Subordinate Notes, the Warrants and the other Subordinate Loan Documents issued to Subordinate Creditors subject to this Agreement.

8.    Status of Subordinate Debt. The Subordinate Debt is in good standing and in full force and effect and no breaches or defaults exist thereunder which have not been cured or waived, that all accrued interest on the Subordinate Notes has been paid in full through June 30, 2006 and that the outstanding principal balance of the Subordinate Notes on this date is as set forth on Schedule 1 attached hereto.

9.    No Prior Assignments. No part of the Subordinate Debt or any instrument evidencing or securing the same has been heretofore transferred or assigned, and Subordinate Creditors will not transfer or assign any part of the Subordinate Debt nor any instrument evidencing the same while the Senior Debt remains unpaid, except to a transferee that executes a Subordination Agreement in the form and substance of this Agreement.

10.    Legends. Each Subordinate Creditor shall either (i) promptly deliver to Senior Creditor any instrument evidencing the Subordinate Debt, including without limitation, its Subordinate Note for Senior Creditor to hold for the term of this Agreement, or (ii) conspicuously mark such instrument, with a legend in the form of Exhibit B attached hereto, and promptly deliver a copy of such legended instrument to Senior Creditor, certified by such Subordinate Creditor or Borrower.

11.    Remedies For Breach. In the event of a breach by any party hereto of any of the provisions of this Agreement, or in the event any representation or warranty contained herein or furnished to Senior Creditor by any party hereto shall prove to have been false when made, Senior Creditor shall have all rights provided to it under law or equity, including without limitation the right to sue the breaching party or parties to recover damages suffered by Senior Creditor as a result of such breach, and the right to obtain injunctive relief.

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12.    Further Assurances. Each Subordinate Creditor shall give, execute and deliver any notice, statement, instrument, document, agreement or other papers, and shall permit Senior Creditor, upon request, to make any notation or endorsement upon any promissory note or other instrument or documents evidencing or securing the Subordinate Debt, that may be necessary or desirable, or that Senior Creditor may request, in order to create, preserve or validate the rights of Senior Creditor hereunder, to enable Senior Creditor to exercise or enforce its rights hereunder, or otherwise to effect the purposes of this Agreement.

13.    Continuing Agreement. This Agreement is a continuing one, and all Senior Debt to which it applies or may apply under the terms hereof shall conclusively be presumed to have been created in reliance hereon.

14.    Attorneys’ Fees and Expenses. Subordinate Creditors and Borrower hereby jointly and severally agree to pay upon demand all attorneys’ fees and expenses reasonably incurred by Senior Creditor in connection with the enforcement of their rights under this Agreement.

15.    Reinstatement of Agreement. Subordinate Creditors and Borrower agree that, if at any time all or any part of any payment previously applied by Senior Creditor to the Senior Debt is or must be returned by Senior Creditor, or recovered from Senior Creditor, for any reason (including the order of any bankruptcy court), this Agreement shall automatically be reinstated to the same effect, as if the prior application had not been made, and, in addition, Borrower hereby agrees to indemnify Senior Creditor against, and to save and hold Senior Creditor harmless from any required return by Senior Creditor, or recovery from Senior Creditor, of any such payments because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.

16.    Termination of Agreement. Subject to Section 15 above, this Agreement and all rights and obligations hereunder shall terminate when all Senior Debt has been indefeasibly paid in full in cash and satisfied, and the obligations of Senior Creditor to make any further loans or advances to Borrower pursuant to the Senior Credit Agreement shall have ceased and terminated.

17.    Approval of Senior Loan Documents. Each Subordinate Creditor acknowledges that it has received a copy and is familiar with the terms of and conditions of the Senior Note, the Senior Credit Agreement and the other Senior Loan Documents as of the date hereof, and that such Subordinate Creditor approves all such terms and conditions and consents to the execution and delivery thereof and of this Agreement by Borrower, and to the performance of each thereof by Borrower. Without limiting the generality of the foregoing, each Subordinate Creditor hereby acknowledges and agrees that:

(a)    the Senior Debt constitutes “additional Indebtedness” as defined in and permitted pursuant to the terms of Section 6.2(a)(iii) of the Note Purchase Agreement, and meets the conditions set forth therein; and

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(b)    the Senior Debt is secured by a first priority perfected security interest in substantially all of Borrower’s present and future, tangible and intangible, personal property assets, wherever located, and this Agreement constitutes such Subordinate Creditor’s waiver of the prohibitions set forth in Section 6.5 of the Note Purchase Agreement solely to the extent that such Section 6.5 prohibits Borrower from granting to Senior Creditor such security interest in such assets. Borrower and Subordinate Creditors hereby agree that the definition of “Permitted Liens” set forth in Section 6.5 of the Note Purchase Agreement is hereby amended to add a new clause (d) as follows:

and (d) Liens securing the Senior Debt (as defined in that certain Subordination Agreement, dated as of August 15, 2006, among the parties hereto and Irwin Union Bank).

18.    Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by notice to the other party in accordance with this Section 18. Each such notice, request or other communication shall be effective (a) if delivered in person, when delivered, (b) if delivered by facsimile transmission, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Los Angeles, California time, otherwise on the next Business Day, (c) if delivered electronically, upon receipt thereof by the recipient; (d) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed and (e) if mailed, upon the third (3rd) Business Day after the date deposited into the U.S. Mail, certified or registered; provided that actual notice, however and from whomever given or received, shall always be effective on receipt. Such notices shall be sent:

If to Subordinate Creditors:

Bricoleur Partners, L.P.

Bricoleur Enhanced, L.P.

Bric 6, L.P.

Bricoleur Offshore Ltd.

Bricoleur Enhanced Offshore Ltd.

Bric Retail L.P.

Bricoleur Partners II, L.P.

Bricoleur Capital Management, LLC

12230 El Camino Real, Suite 100

San Diego, CA 92130

Attn: Robert Poole

Telephone: (858) 523-2000

Facsimile No: (858) 523-2010

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If to Senior Creditor:	Irwin Union Bank 650 Town Center Drive Suite 150 Costa Mesa, CA 92626 Attn: Arnold Onaga Telephone: (714) 800-1945 Facsimile: (714) 800-1950

If to Borrower:	Metropark USA, Inc. 50032 Corral Ridge Place La Puente, CA 91746 Attn: Jay A. Johnson Telephone: (626) 968-1415 Facsimile: (626) 968-1358

19.    Amendments. This Agreement shall not be changed orally but shall be changed only by agreement in writing signed by the party or parties asserted by be bound thereby. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Agreement.

20.    Miscellaneous.

(a)    This Agreement extends to and covers all amounts due on the Senior Debt both before and after any filing of any Proceeding by or against Borrower, and Senior Creditor shall be entitled to amounts accruing on the Senior Debt from the date of filing of said Proceeding to the date of full and final payment of the Senior Debt.

(b)    This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

(c)    The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof.

21.   (a)     THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

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(b)    THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SENIOR CREDITOR’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SENIOR CREDITOR ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. SUBORDINATE CREDITORS, BORROWER AND SENIOR CREDITOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 21.

(c)    SUBORDINATE CREDITORS, BORROWER AND SENIOR CREDITOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. SUBORDINATE CREDITORS, BORROWER AND SENIOR CREDITOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

22.     Judicial Reference Provision. In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

(a)    With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Bank Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Bank Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

(b)    The matters that shall not be subject to a reference are the following: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self- help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession,

12

temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.

(c)    The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

(d)    The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(e)    The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

(f)    Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

(g)    The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference

13

proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(h)    If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

(i)    THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER BANK DOCUMENTS.

[remainder of this page intentionally left blank]

14

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date set forth in the first paragraph hereof.

SUBORDINATE CREDITORS:	BRICOLEUR PARTNERS, L.P.

	By:	Bricoleur Capital Management, LLC,
	Its	General Partner

		By:	/s/ Robert M. Poole
		Name:	Robert Poole
		Title:	Member of Management Board

BRICOLEUR ENHANCED, L.P.

	By:	Bricoleur Capital Management, LLC,
	Its	General Partner

		By:	/s/ Robert M. Poole
		Name:	Robert Poole
		Title:	Member of Management Board

State of California, County of San Diego Subscribed and sworn to (or affirmed) before me on this 16 day of August, 2006 by Robert Poole, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

/s/ Johanna V. Zerboni

Johanna V. Zerboni, Notary Public

BRIC 6, L.P.
	By: Its	Bricoleur Capital Management, LLC, General Partner
		By:	/s/ Robert M. Poole
		Name:	Robert Poole
		Title:	Member of Management Board

BRICOLEUR OFFSHORE LTD.
	By:	Bricoleur Capital Management, LLC,
	Its	Investment Advisor

		By:	/s/ Robert M. Poole
		Name:	Robert Poole
		Title:	Member of Management Board

Signature Page to Subordinate Agreement

S-1

BRIC RETAIL L.P.

	By:	Bricoleur Capital Management, LLC,
	Its	General Partner

		By:	/s/ Robert M. Poole
		Name:	Robert Poole
		Title:	Member of Management Board

BORROWER	METROPARK USA, INC.

	By:	/s/ Lawrence E. Tanenbaum
	Name:	Lawrence E. Tanenbaum
	Title:	President

	By:	/s/ Jay A. Johnson
	Name:	Jay A. Johnson
	Title:	Chief Financial Officer and Secretary

SENIOR CREDITOR:	IRWIN UNION BANK

	By:	/s/ Arnold Onaga
Arnold Onaga, Vice President

Signature Page to Subordinate Agreeement

S-2

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California	)
) ss.
County of Los Angeles	)
)

On 8-15-06, before me,	Krysti D. Agosta, Notary Public personally appeared	Jay A. Johnson and Lawrence Tanenbaum
	Name and Title of Officer (e.g., “Jane Doe, Notary Public”)	Name(s) of Signer(s)

	☒	personally known to me

Place Notary Seal Above	☐

proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Krysti D. Agosta
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attach Document Subordination agreement between Bric Entities,

Title of Type of Document: Metropark USA, Inc., and Irwin Union Bank.

Document Date:	8-15-06	Pages:	S1 & S2

Signer(s) Other Than Named Above:

Capacity(ies) Claimed by Signer(s)

Signer’s Name: Jay A. Johnson

☐   Individual

☒  Corporate Officer – Title(s): CFO

☐   Partner - ☐ Limited ☐ General

☐   Attorney in Fact

☐   Trustee

☐   Guardian or Conservator

☐   Other:                                                          [Thumb

                                                                          print]

Signer is Representing:

Signer’s Name: Lawrence Tanenbaum

☐   Individual

☒  Corporate Officer – Title(s): President

☐ Partner - ☐ Limited ☐ General

☐ Attorney in Fact

☐ Trustee

☐ Guardian or Conservator

☐ Other:                                                          [Thumb

                                                                          print]

Signer is Representing:

Exhibit A to Subordination Agreement

Assignment Agreements

Exhibit A

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT dated as of October 4, 2005 by and among (i) Bricoleur Partners II, L.P. (the “Transferor”) and (ii) Bricoleur Partners, L.P. (the “Transferee”).

WHEREAS, the Transferor holds certain securities of Metropark USA, Inc., a Delaware corporation (the “Company”) as listed on Exhibit A attached hereto (the “Securities”);

WHEREAS, with respect to the Securities, the Transferor is party to certain agreements with the Company as listed on Exhibit B attached hereto (the “Agreements”);

WHEREAS, pursuant to 6 of the Amended and Restated Stockholders Agreement dated as of June 1, 2005 among the Company, the Transferor and the other stockholders named therein (the “Stockholders Agreement”), the Transferor has the right to transfer the Securities to the Transferee pursuant to the terms thereof, Subject to the Transferee agreeing in writing to be bound by the terms of the Stockholders Agreement;

WHEREAS, the Transferor now wishes to transfer the Securities and its rights and obligations under the Agreements with respect to the Securities to the Transferee and the Transferee wishes to receive the Securities along with the associated rights and obligations under the Agreements with respect to such Securities;

WHEREAS pursuant to the Stockholders Agreement, the Transferor is required to provide the Company with notice of any transfers of Securities made to permitted transferees;

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein, the parties hereto hereby agree as follows:

1.	Assignment and Assumption.

(a)    Transferor hereby transfers, conveys and assigns to the Transferee all of the Transferor’s right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to such Securities.

(b)    The Transferee hereby assumes all right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to the Securities.

2.	Representations and Warranties.

(a)    Each party to this Agreement has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(b)    This Agreement has been duly and validly executed and delivered by each party hereto and constitutes the legal and binding obligation of such party, enforceable against such party in accordance with its terms.

(c)    Transferor owns all right, title and interest to the Securities and has not transferred any right, tide or interest to such Securities to any other party prior to execution and delivery of this Assignment Agreement.

3.	Satisfaction of Notice Requirement.

By executing the acknowledgement set forth below, the Company hereby agrees and acknowledges that the Transferor has satisfied the notice requirements set forth in the Stockholders Agreement with respect to the transfer of the Securities to the Transferee.

4.	Further Assurances.

Each of the parties hereto shall perform such further acts and execute such further documents as may be necessary to carry out and give full effect to the provisions of this Assignment Agreement and the intentions of the parties as reflected thereby.

5.	Governing Law.

This Assignment Agreement shall be governed by and construed in accordance with the laws of the state of California without regard to its conflict of laws principles.

6.	Counterparts.

This Assignment Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute but a single agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be signed as of the date first written above by their duly authorized officers or representatives.

Transferor:

BRICOLEUR PARTNERS II, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:
Robert Poole, Member of Management Board

Transferee:

BRICOLEUR PARTNERS, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:
Robert Poole, Member of Management Board

Acknowledged:

METROPARK USA, INC.

Signature:

Print Name:

Title:

EXHIBIT A

Securities of Metropark USA, Inc. to be Transferred

1.	2,040,000 shares of Series A Preferred Stock.

2.	Unsecured Subordinated Promissory Note dated December 17, 2003 in the principal amount of $684,144.00.

3.	Warrant dated December 17, 2003 to purchase 1,545,963 shares of Common Stock.

4.

3,617,458 shares of Series B Preferred Stock valued at 5,612,666 (as of the date hereof and subject to further adjustment as set forth in the Series B Convertible Preferred Stock Purchase Agreement dated June 1, 2005, as amended).

EXHIBIT B

Metropark USA, Inc. Agreements Related to Securities to be Transferred

1.	Series A Convertible Preferred Stock Purchase Agreement dated December 17, 2003.

2.	Note and Warrant Purchase Agreement dated December 17, 2003.

3.	Amended and Restated Stockholders Agreement dated June 1, 2005.

4.	Amended and Restated Registration Rights Agreement dated June 1, 2005.

5.	Series B Convertible Preferred Stock Purchase Agreement dated June 1, 2005, as amended.

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT dated as of October 20, 2005 by and among (i) Bricoleur Partners, L.P. (the “Transferor”) and (ii) Bricoleur Enhanced, L.P. (the “Transferee”).

WHEREAS, the Transferor holds certain securities of Metropark USA, Inc., a Delaware corporation (the “Company”) as listed on Exhibit A attached hereto (the “Securities”);

WHEREAS, with respect to the Securities, the Transferor is party to certain agreements with the Company as listed on Exhibit B attached hereto (the “Agreements”);

WHEREAS, pursuant to 6 of the Amended and Restated Stockholders Agreement dated as of June 1, 2005 among the Company, the Transferor and the other stockholders named therein (the “Stockholders Agreement”), the Transferor has the right to transfer the Securities to the Transferee pursuant to the terms thereof, subject to the Transferee agreeing in writing to be bound by the terms of the Stockholders Agreement;

WHEREAS, the Transferor now wishes to transfer the Securities and its rights and obligations under the Agreements with respect to the Securities to the Transferee and the Transferee wishes to receive the Securities along with the associated rights and obligations under the Agreements with respect to such Securities;

WHEREAS pursuant to the Stockholders Agreement, the Transferor is required to provide the Company with notice of any transfers of Securities made to permitted transferees;

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein, the parties hereto hereby agree as follows:

1.	Assignment and Assumption.

(a)     Transferor hereby transfers, conveys and assigns to the Transferee all of the Transferor’s right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to such Securities.

(b)     The Transferee hereby assumes all right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to the Securities.

2.	Representations and Warranties.

(a)     Each party to this Agreement has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(b)     This Agreement has been duly and validly executed and delivered by each party hereto and constitutes the legal and binding obligation of such party, enforceable against such party in accordance with its terms.

(c)     Transferor owns all right, title and interest to the Securities and has not transferred any right, title or interest to such Securities to any other party prior to execution and delivery of this Assignment Agreement.

3.	Satisfaction of Notice Requirement.

By executing the acknowledgement set forth below, the Company hereby agrees and acknowledges that the Transferor has satisfied the notice requirements set forth in the Stockholders Agreement with respect to the transfer of the Securities to the Transferee.

4.	Further Assurances.

Each of the parties hereto shall perform such further acts and execute such further documents as may be necessary to carry out and give full effect to the provisions of this Assignment Agreement and the intentions of the parties as reflected thereby.

5.	Governing Law.

This Assignment Agreement shall be governed by and construed in accordance with the laws of the state of California without regard to its conflict of laws principles.

6.	Counterparts.

This Assignment Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute but a single agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be signed as of the date first written above by their duly authorized officers or representatives.

Transferor:

BRICOLEUR PARTNERS, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

	By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

Transferee:

BRICOLEUR ENHANCED, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

	By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

Acknowledged:

METROPARK USA, INC.

Signature:

Print Name:

Title:

EXHIBIT A

Securities of Metropark USA, Inc. to be Transferred

1.     Unsecured Subordinated Promissory Note dated December 17, 2003 in the principal amount of $94,400.00

2.     Warrant dated December 17, 2003 to purchase 213,316 shares of Common Stock.

EXHIBIT B

Metropark USA, Inc. Agreements Related to Securities to be Transferred

1.	Series A Convertible Preferred Stock Purchase Agreement dated December 17, 2003.

2.	Note and Warrant Purchase Agreement dated December 17, 2003.

3.	Amended and Restated Stockholders Agreement dated June 1, 2005.

4.	Amended and Restated Registration Rights Agreement dated June 1, 2005.

5.	Series B Convertible Preferred Stock Purchase Agreement dated June 1, 2005, as amended.

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT dated as of October 20, 2005 by and among (i) Bricoleur Partners II, L.P. (the “Transferor”) and (ii) Bricoleur Enhanced, L.P. (the “Transferee”).

WHEREAS, the Transferor holds certain securities of Metropark USA, Inc., a Delaware corporation (the “Company”) as listed on Exhibit A attached hereto (the “Securities”);

WHEREAS, with respect to the Securities, the Transferor is party to certain agreements with the Company as listed on Exhibit B attached hereto (the “Agreements”);

WHEREAS, pursuant to 6 of the Amended and Restated Stockholders Agreement dated as of June 1, 2005 among the Company, the Transferor and the other stockholders named therein (the “Stockholders Agreement”), the Transferor has the right to transfer the Securities to the Transferee pursuant to the terms thereof, subject to the Transferee agreeing in writing to be bound by the terms of the Stockholders Agreement;

WHEREAS, the Transferor now wishes to transfer the Securities and its rights and obligations under the Agreements with respect to the Securities to the Transferee and the Transferee wishes to receive the Securities along with the associated rights and obligations under the Agreements with respect to such Securities;

WHEREAS pursuant to the Stockholders Agreement, the Transferor is required to provide the Company with notice of any transfers of Securities made to permitted transferees;

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein, the parties hereto hereby agree as follows:

1.	Assignment and Assumption.

(a)    Transferor hereby transfers, conveys and assigns to the Transferee all of the Transferor’s right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to such Securities.

(b)    The Transferee hereby assumes all right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to the Securities.

2.	Representations and Warranties.

(a)    Each party to this Agreement has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(b)    This Agreement has been duly and validly executed and delivered by each party hereto and constitutes the legal and binding obligation of such party, enforceable against such party in accordance with its terms.

(c)    Transferor owns all right, title and interest to the Securities and has not transferred any right, title or interest to such Securities to any other party prior to execution and delivery of this Assignment Agreement.

3.	Satisfaction of Notice Requirement.

By executing the acknowledgement set forth below, the Company hereby agrees and acknowledges that the Transferor has satisfied the notice requirements set forth in the Stockholders Agreement with respect to the transfer of the Securities to the Transferee.

4.	Further Assurances.

Each of the parties hereto shall perform such further acts and execute such further documents as may be necessary to carry out and give full effect to the provisions of this Assignment Agreement and the intentions of the parties as reflected thereby.

5.	Governing Law.

This Assignment Agreement shall be governed by and construed in accordance with the laws of the state of California without regard to its conflict of laws principles.

6.	Counterparts.

This Assignment Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute but a single agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be signed as of the date first written above by their duly authorized officers or representatives.

Transferor:

BRICOLEUR PARTNERS II, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

	By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

Transferee:

BRICOLEUR ENHANCED, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:
Robert Poole, Member of Management Board

Acknowledged:

METROPARK USA, INC.

Signature:

Print Name:

Title:

EXHIBIT A

Securities of Metropark USA, Inc. to be Transferred

1.    Unsecured Subordinated Promissory Note dated December 17, 2003 in the principal amount of $122,533

2.    Warrant dated December 17, 2003 to purchase 276,888 shares of Common Stock.

EXHIBIT B

Metropark USA, Inc. Agreements Related to Securities to be Transferred

1.	Series A Convertible Preferred Stock Purchase Agreement dated December 17, 2003.

2.	Note and Warrant Purchase Agreement dated December 17, 2003.

3.	Amended and Restated Stockholders Agreement dated June 1, 2005.

4.	Amended and Restated Registration Rights Agreement dated June 1, 2005.

5.	Series B Convertible Preferred Stock Purchase Agreement dated June 1, 2005, as amended.

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT dated as of November 5, 2005 by and among (i) Bricoleur Partners, L.P. (the “Transferor”) and (ii) Bricoleur Enhanced, L.P. (the “Transferee”).

WHEREAS, the Transferor holds certain securities of Metropark USA, Inc., a Delaware corporation (the “Company”) as listed on Exhibit A attached hereto (the “Securities”);

WHEREAS, with respect to the Securities, the Transferor is party to certain agreements with the Company as listed on Exhibit B attached hereto (the “Agreements”);

WHEREAS, pursuant to 6 of the Amended and Restated Stockholders Agreement dated as of June 1, 2005 among the Company, the Transferor and the other stockholders named therein (the “Stockholders Agreement”), the Transferor has the right to transfer the Securities to the Transferee pursuant to the terms thereof, subject to the Transferee agreeing in writing to be bound by the terms of the Stockholders Agreement;

WHEREAS, the Transferor now wishes to transfer the Securities and its rights and obligations under the Agreements with respect to the Securities to the Transferee and the Transferee wishes to receive the Securities along with the associated rights and obligations under the Agreements with respect to such Securities;

WHEREAS pursuant to the Stockholders Agreement, the Transferor is required to provide the Company with notice of any transfers of Securities made to permitted transferees;

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein, the parties hereto hereby agree as follows:

1.	Assignment and Assumption.

(a)    Transferor hereby transfers, conveys and assigns to the Transferee all of the Transferor’s right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to such Securities.

(b)    The Transferee hereby assumes all right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to the Securities.

2.	Representations and Warranties.

(a)    Each party to this Agreement has the requisite power and authority to execute, deliver and perform this Ageement and to consummate the transactions contemplated hereby.

(b)    This Agreement has been duly and validly executed and delivered by each party hereto and constitutes the legal and binding obligation of such party, enforceable against such party in accordance with its terms.

Transferor owns all right, title and interest to the Securities and has not transferred any right, title or interest to such Securities to any other party prior to execution and delivery of this Assignment Agreement.

3.	Satisfaction of Notice Requirement.

By executing the acknowledgement set forth below, the Company hereby agrees and acknowledges that the Transferor has satisfied the notice requirements set forth in the Stockholders Agreement with respect to the transfer of the Securities to the Transferee.

4.	Further Assurances.

Each of the parties hereto shall perform such further acts and execute such further documents as may be necessary to carry out and give full effect to the provisions of this Assignment Agreement and the intentions of the patties as reflected thereby.

5.	Governing Law.

This Assignment Agreement shall be governed by and construed in accordance with the laws of the state of California without regard to its conflict of laws principles.

6.	Counterparts.

This Assignment Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute but a single agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be signed as of the date first written above by their duly authorized officers or representatives.

Transferor:

BRICOLEUR PARTNERS, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

	By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

Transferee:

BRICOLEUR ENHANCED, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:
Robert Poole, Member of Management Board

Acknowledged:

METROPARK USA, INC.

Signature:

Print Name:

Title:

EXHIBIT A

Securities of Metropark USA, Inc. to be Transferred

1.    Unsecured Subordinated Promissory Note dated December 17, 2003 in the principal amount of $86,532

2.    Warrant dated December 17, 2003 to purchase 195,539 shares of Common Stock.

EXHIBIT B

Metropark USA, Inc. Agreements Related to Securities to be Transferred

1.	Series A Convertible Preferred Stock Purchase Agreement dated December 17, 2003.

2.	Note and Warrant Purchase Agreement dated December 17, 2003.

3.	Amended and Restated Stockholders Agreement dated June 1, 2005.

4.	Amended and Restated Registration Rights Agreement dated June 1, 2005.

5.	Series B Convertible Preferred Stock Purchase Agreement dated June 1, 2005, as amended.

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT dated as of November 5, 2005 by and among (i) Bricoleur Partners II, L.P. (the “Transferor”) and (ii) Bricoleur Enhanced, L.P. (the “Transferee”).

WHEREAS, the Transferor holds certain securities of Metropark USA, Inc., a Delaware corporation (the “Company”) as listed on Exhibit A attached hereto (the “Securities”);

WHEREAS, with respect to the Securities, the Transferor is party to certain agreements with the Company as listed on Exhibit B attached hereto (the “Agreements”);

WHEREAS, pursuant to 6 of the Amended and Restated Stockholders Agreement dated as of June 1, 2005 among the Company, the Transferor and the other stockholders named therein (the “Stockholders Agreement”), the Transferor has the right to transfer the Securities to the Transferee pursuant to the terms thereof, subject to the Transferee agreeing in writing to be bound by the terms of the Stockholders Agreement;

WHEREAS, the Transferor now wishes to transfer the Securities and its rights and obligations under the Agreements with respect to the Securities to the Transferee and the Transferee wishes to receive the Securities along with the associated rights and obligations under the Agreements with respect to such Securities;

WHEREAS pursuant to the Stockholders Agreement, the Transferor is required to provide the Company with notice of any transfers of Securities made to permitted transferees;

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein, the parties hereto hereby agree as follows:

1.	Assignment and Assumption.

(a)    Transferor hereby transfers, conveys and assigns to the Transferee all of the Transferor’s right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to such Securities.

(b)     The Transferee hereby assumes all right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to the Securities.

2.	Representations and Warranties.

(a)    Each party to this Agreement has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(b)    This Agreement has been duly and validly executed and delivered by each party hereto and constitutes the legal and binding obligation of such party, enforceable against such party in accordance with its terms.

(c)    Transferor owns all right, title and interest to the Securities and has not transferred any right, title or interest to such Securities to any other party prior to execution and delivery of this Assignment Agreement.

3.	Satisfaction of Notice Requirement.

By executing the acknowledgement set forth below, the Company hereby agrees and acknowledges that the Transferor has satisfied the notice requirements set forth in the Stockholders Agreement with respect to the transfer of the Securities to the Transferee.

4.	Further Assurances.

Each of the parties hereto shall perform such further acts and execute such further documents as may be necessary to carry out and give full effect to the provisions of this Assignment Agreement and the intentions of the parties as reflected thereby.

5.	Governing Law.

This Assignment Agreement shall be governed by and construed in accordance with the laws of the state of California without regard to its conflict of laws principles.

6.	Counterparts.

This Assignment Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute but a single agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be signed as of the date first written above by their duly authorized officers or representatives.

Transferor:

BRICOLEUR PARTNERS II, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

	By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

Transferee:

BRICOLEUR ENHANCED, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:
Robert Poole, Member of Management Board

Acknowledged:

METROPARK USA, INC.

Signature:

Print Name:

Title:

EXHIBIT A

Securities of Metropark USA, Inc. to be Transferred

1.    Unsecured Subordinated Promissory Note dated December 17, 2003 in the principal amount of $112,323

2.    Warrant dated December 17, 2003 to purchase 253,817 shares of Common Stock.

EXHIBIT B

Metropark USA, Inc. Agreements Related to Securities to be Transferred

1.	Series A Convertible Preferred Stock Purchase Agreement dated December 17, 2003.

2.	Note and Warrant Purchase Agreement dated December 17, 2003.

3.	Amended and Restated Stockholders Agreement dated June 1, 2005.

4.	Amended and Restated Registration Rights Agreement dated June 1, 2005.

5.	Series B Convertible Preferred Stock Purchase Agreement dated June 1, 2005, as amended.

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT dated as of December 15, 2005 by and among (i) Bricoleur Partners, L.P. (the “Transferor”) and (ii) Bricoleur Enhanced, L.P. (the “Transferee”).

WHEREAS, the Transferor holds certain securities of Metropark USA, Inc., a Delaware corporation (the “Company”) as listed on Exhibit A attached hereto. (the “Securities”);

WHEREAS, with respect to the Securities, the Transferor is party to certain agreements with the Company as listed on Exhibit B attached hereto (the “Agreements”);

WHEREAS, pursuant to 6 of the Amended and Restated Stockholders Agreement dated as of June 1, 2005 among the Company, the Transferor and the other stockholders named therein (the “Stockholders Agreement”), the Transferor has the right to transfer the Securities to the Transferee pursuant to the terms thereof, subject to the Transferee agreeing in writing to be bound by the terms of the Stockholders Agreement;

WHEREAS, the Transferor now wishes to transfer the Securities and its rights and obligations under the Agreements with respect to the Securities to the Transferee and the Transferee wishes to receive the Securities along with the associated rights and obligations under the Agreements with respect to such Securities;

WHEREAS pursuant to the Stockholders Agreement, the Transferor is required to provide the Company with notice of any transfers of Securities made to permitted transferees;

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein, the parties hereto hereby agree as follows:

1.	Assignment and Assumption.

(a)    Transferor hereby transfers, conveys and assigns to the Transferee all of the Transferor’s right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to such Securities.

(b)    The Transferee hereby assumes all right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to the Securities.

2.	Representations and Warranties.

(a)    Each party to this Agreement has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(b)    This Agreement has been duly and validly executed and delivered by each party hereto and constitutes the legal and binding obligation of such party, enforceable against such party in accordance with its terms.

(c)    Transferor owns all right, title and interest to the Securities and has not transferred any right, title or interest to such Securities to any other party prior to execution and delivery of this Assignment Agreement

3.	Satisfaction of Notice Requirement.

By executing the acknowledgement set forth below, the Company hereby agrees and acknowledges that the Transferor has satisfied the notice requirements set forth in the Stockholders Agreement with respect to the transfer of the Securities to the Transferee.

4.	Further Assurances.

Each of the parties hereto shall perform such further acts and execute such further documents as may be necessary to carry out and give full effect to the provisions of this Assignment Agreement and the intentions of the parties as reflected thereby.

5.	Governing Law.

This Assignment Agreement shall be governed by and construed in accordance with the laws of the state of California without regard to its conflict of laws principles.

6.	Counterparts.

This Assignment Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute but a single agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be signed as of the date first written above by their duly authorized officers or representatives.

Transferor:

BRICOLEUR PARTNERS, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

	By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

Transferee:

BRICOLEUR ENHANCED, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:
Robert Poole, Member of Management Board

Acknowledged:

METROPARK USA, INC.

Signature:

Print Name:

Title:

EXHIBIT A

Securities of Metropark USA, Inc. to be Transferred

1.	304,080 shares of Series A Preferred Stock.

2.	Unsecured Subordinated Promissory Note dated December 17, 2003 in the principal amount of $101,742.72.

3.	Warrant dated December 17, 2003 to purchase 229,906 shares of Common Stock.

4.

424,277 shares of Series B Preferred Stock valued at 591,110 (as of the date hereof and subject to further adjustment as set forth in the Series B Convertible Preferred Stock Purchase Agreement dated June 1, 2005, as amended).

EXHIBIT B

Metropark USA, Inc. Agreements Related to Securities to be Transferred

1.	Series A Convertible Preferred Stock Purchase Agreement dated December 17, 2003.

2.	Note and Warrant Purchase Agreement dated December 17, 2003.

3.	Amended and Restated Stockholders Agreement dated June 1, 2005.

4.	Amended and Restated Registration Rights Agreement dated June 1, 2005.

5.	Series B Convertible Preferred Stock Purchase Agreement dated June 1, 2005, as amended.

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT dated as of February 28, 2006 by and among (i) Bricoleur Enhanced offshore LTD. (the “Transferor”) and (ii) Bricoleur Offshore LTD. (the “Transferee”).

WHEREAS, the Transferor holds certain securities of Metropark USA, Inc., a Delaware corporation (the “Company”) as listed on Exhibit A attached hereto (the “Securities”);

WHEREAS, with respect to the Securities, the Transferor is party to certain agreements with the Company as listed on Exhibit B attached hereto (the “Agreements”);

WHEREAS, pursuant to 6 of the Amended and Restated Stockholders Agreement dated as of June 1, 2005 among the Company, the Transferor and the other stockholders named therein (the “Stockholders Agreement”), the Transferor has the right to transfer the Securities to the Transferee pursuant to the terms thereof, subject to the Transferee agreeing in writing to be bound by the terms of the Stockholders Agreement;

WHEREAS, the Transferor now wishes to transfer the Securities and its rights and obligations under the Agreements with respect to the Securities to the Transferee and the Transferee wishes to receive the Securities along with the associated rights and obligations under the Agreements with respect to such Securities;

WHEREAS pursuant to the Stockholders Agreement, the Transferor is required to provide the Company with notice of any transfers of Securities made to permitted transferees;

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein, the parties hereto hereby agree as follows:

1.	Assignment and Assumption.

(a)    Transferor hereby transfers, conveys and assigns to the Transferee all of the Transferor’s right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to such Securities.

(b)    The Transferee hereby assumes all right, title and interest in the Securities and all of Transferor’s rights and obligations under the Agreements with respect to the Securities.

2.	Representations and Warranties.

(a)    Each party to this Agreement has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(b)    This Agreement has been duly and validly executed and delivered by each party hereto and constitutes the legal and binding obligation of such party, enforceable against such party in accordance with its terms.

(c)    Transferor owns all right, title ‘and interest to the Securities and has not transferred any right, title or interest to such Securities to any other party prior to execution and delivery of this Assignment Agreement.

3.	Satisfaction of Notice Requirement.

By executing the acknowledgement set forth below, the Company hereby agrees and acknowledges that the Transferor has satisfied the notice requirements set forth in the Stockholders Agreement with respect to the transfer of the Securities to the Transferee.

4.	Further Assurances.

Each of the parties hereto shall perform such further acts and execute such further documents as may be necessary to carry out and give full effect to the provisions of this Assignment Agreement and the intentions of the parties as reflected thereby.

5.	Governing Law.

This Assignment Agreement shall be governed by and construed in accordance with the laws of the state of California without regard to its conflict of laws principles.

6.	Counterparts.

This Assignment Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute but a single agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be signed as of the date first written above by their duly authorized officers or representatives.

Transferor:

BRICOLEUR ENHANCED OFFSHORE LTD.

By:	Bricoleur Capital Management, LLC,
Its General Partner

	By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

Transferee:

BRICOLEUR OFFSHORE LTD.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:
Robert Poole, Member of Management Board

Acknowledged:

METROPARK USA, INC.

Signature:

Print Name:

Title:

EXHIBIT A

Securities of Metropark USA, Inc. to be Transferred

1.	800,000 shares of Series A Preferred Stock.

2.	Unsecured Subordinated Promissory Note dated December 17, 2003 in the principal amount of $361,000.

3.	Warrant dated December 17, 2003 to purchase 815,753 shares of Common Stock.

4.

1,299,278 shares of Series B Preferred Stock valued at $280,771 (as of the date hereof and subject to further adjustment as set forth in the Series B Convertible Preferred Stock Purchase Agreement dated June 1, 2005, as amended).

EXHIBIT B

Metropark USA, Inc. Agreements Related to Securities to be Transferred

1.	Series A Convertible Preferred Stock Purchase Agreement dated December 17, 2003.

2.	Note and Warrant Purchase Agreement dated December 17, 2003.

3.	Amended and Restated Stockholders Agreement dated June 1, 2005.

4.	Amended and Restated Registration Rights Agreement dated June 1, 2005.

5.	Series B Convertible Preferred Stock Purchase Agreement dated June 1, 2005, as amended.

EXHIBIT B TO SUBORDINATION AGREEMENT

FORM OF LEGEND

THIS INSTRUMENT AND THE OBLIGATIONS EVIDENCED HEREBY ARE EXPRESSLY SUBORDINATED PURSUANT TO THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF AUGUST 15, 2006 (THE “SUBORDINATION AGREEMENT”), AMONG THE PAYEE OF THIS INSTRUMENT AND ITS AFFILITATES, IRWIN UNION BANK, F.S.B. (THE “SENIOR CREDITOR”), AND METROPARK USA, INC., A DELAWARE CORPORATION, FORMERLY KNOWN AS SANTA BARBARA STREET ASYLUM, INC. (“BORROWER”). EACH SUCCESSIVE HOLDER OF THIS INSTRUMENT OR ANY PORTION HEREOF, OR OF ANY RIGHTS OBTAINED HEREUNDER, BY ITS ACCEPTANCE HEREOF OR THEREOF, AGREES (1) TO BE BOUND BY THE TERMS OF THE SUBORDINATION AGREEMENT AND (2) THAT IF ANY CONFLICT EXISTS BETWEEN THE TERMS OF THIS INSTRUMENT OR ANY DOCUMENT EXECUTED IN CONNECTION WITH THE DELIVERY OF THIS INSTRUMENT AND THE TERMS OF THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL GOVERN AND BE CONTROLLING.

SCHEDULE 1 TO SUBORDINATION AGREEMENT

ORIGINAL SUBORDINATE NOTE AMOUNTS

Subordinate Creditor	Original Principal Balance
Bricoleur Partners, L.P.	$708,000
Bricoleur Enhanced, L.P.	$764,000
Bric 6, L.P.	$789,000
Bricoleur Offshore Ltd.	$911,000
Bric Retail L.P.	$ 48,000
Bricoleur Enhanced Offshore Ltd.	$361,000
Bricoleur Partners II, L.P.	$919,000

SCHEDULE 2 TO SUBORDINATION AGREEMENT

SUBORDINATE NOTE AMOUNTS

Subordinate Creditor	Original Principal Balance	Principal Balance as of August 15, 2006
Bricoleur Partners, L.P.	1,109,469.28	1,109,469.28
Bricoleur Enhanced, L.P.	1,281,530.72	1,281,530.72
Bric 6, L.P.	789,000	789,000
Bricoleur Offshore Ltd.	1,272,000	1,272,000
Bric Retail L.P.	48,000	48,000